UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2009

Strategic Storage Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  333-146959

MD	32-0211624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Please see Item 2.03 below for a description of the promissory notes and cross collateralization and cross default agreement Strategic Storage Trust, Inc. (the "Registrant") entered into in connection with the completion of the acquisition of certain assets.

Item 2.01.    Completion of Acquisition or Disposition of Assets

On February 12, 2008, the Registrant, through wholly-owned subsidiaries of the Registrant's operating partnership, closed on the purchase of self storage facilities located in Walton, Kentucky (Walton Property), Crescent Springs, Kentucky (Crescent Springs Property) and Florence, Kentucky (Florence Property) (collectively, the "Best Self Storage Portfolio"). The Registrant purchased the Best Self Storage Portfolio from Garrard Street Enterprises LLC (the "Garrard Seller") and Crescent Springs Storage, L.L.C. (the "Crescent Seller"), unaffiliated third parties, for a purchase price of $9,900,000 plus closing costs and acquisition fees. The Registrant paid its advisor $247,500 in acquisition fees in connection with this acquisition. The properties will continue to be marketed under the "Best Self Storage" name, which was transferred to the Registrant as part of the transaction.

The Best Self Storage Portfolio is located within the greater Cincinnati metropolitan area, which encompasses Northern Kentucky, Southeast Indiana and Southwest Ohio.

The Walton Property is located at 281 Richwood Road and consists of seven one-story buildings on 7.5 acres with 434 units offering approximately 72,000 square feet of leasable space. The Walton Property was completed in 1991. Currently, the Walton Property is approximately 81% occupied. The Walton Property is located 15 miles south of Cincinnati on a hilltop overlooking the intersection of Richwood Road and Interstate 71/75.

The Crescent Springs Property is located at 2526 Ritchie Avenue and consists of four one-story and two two-story buildings on 2.6 acres with 344 units offering approximately 57,200 square feet of leasable space. The Crescent Springs Property was completed in 1999 with additional construction completed in 2003. Currently, the Crescent Springs Property is approximately 87% occupied. The Crescent Springs Property is located five miles south of Cincinnati in a commercial neighborhood on the north side of Interstate 71/75.

The Florence Property is located at 5970 Centennial Circle and consists of 10 one-story buildings on 7.0 acres with 517 units offering approximately 81,800 square feet of leasable space. The Florence Property was completed in 1996. Currently, the Florence Property is approximately 93% occupied. The Florence Property is located nine miles south of Cincinnati at the intersection of Centennial Circle and Burlington Pike (State Route 18), a busy connector roadway, and is approximately two miles west of the intersection of Burlington Pike and Interstate 71/75 where the Florence Mall and other retail shopping are located.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the acquisition of the Best Self Storage Portfolio, the Registrant, through three special purpose entities formed to acquire and hold the Best Self Storage Portfolio properties (collectively, the "Borrowing Entities"), entered into two promissory notes-one note with the Garrard Seller dated February 12, 2009 in the amount of $3,700,000 (the "Garrard Promissory Note") and another note with the Crescent Seller dated February 12, 2009 in the amount of $800,000 (the "Crescent Promissory Note").

The Garrard Promissory Note and the Crescent Promissory Note (collectively, the "Notes") mature on February 12, 2014, with the entire remaining principal balances and all accrued but unpaid interest coming due on such date. The Notes bear a fixed interest rate of 5% per annum during the first three years of their five-year terms and 6% per annum during the final two years of their five-year terms. The Notes provide for interest-only payments payable in arrears on the first day of each calendar month commencing on March 1, 2009. The Registrant may prepay all or a portion of the Notes without penalty, at any time. Mandatory prepayments of principal in the amount of $2,050,000 on the Garrard Promissory Note and $450,000 on the Crescent Promissory Note shall be due on February 12, 2012. The Garrard Promissory Note is secured by a mortgage, security agreement and financing statement on the Registrant's interest in the Walton Property (the "Walton Mortgage") and a mortgage, security agreement and financing statement on the Registrant's interest in the Florence Property (the "Florence Mortgage"), and the Crescent Promissory Note is secured by a mortgage, security agreement and financing statement on the Registrant's interest in the Crescent Springs Property (the "Crescent Mortgage").

In connection with these financing arrangements, the Borrowing Entities also entered into a cross collateralization and cross default agreement (the "Cross Collateralization Agreement") with the Garrard Seller and the Crescent Seller, in order to induce them to lend pursuant to the Garrard Promissory Note and the Crescent Promissory Note, respectively. The Cross Collateralization Agreement provides that: (1) a default under the Garrard Promissory Note, the Walton Mortgage or the Florence Mortgage shall also constitute a default under the Crescent Promissory Note; (2) a default under the Crescent Promissory Note or the Crescent Mortgage shall also constitute a default under the Garrard Promissory Note; (3) the collateral for the Garrard Promissory Note shall also be considered as collateral available to satisfy the Crescent Promissory Note; and (4) the collateral for the Crescent Promissory Note shall also be considered as collateral available to satisfy the Garrard Promissory Note.

This description of the material terms of these financing arrangements is qualified in its entirety by the Garrard Promissory Note attached hereto as Exhibit 10.1, the Crescent Promissory Note attached hereto as Exhibit 10.2 and the Cross Collateralization Agreement attached hereto as Exhibit 10.3 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On February 12, 2009, the Registrant issued a press release announcing the acquisition of the Best Self Storage Portfolio. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein is deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Real Estate Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financials (audited or unaudited) are available at this time, the Registrant hereby confirms that it intends to file the required financial statements on or before May 1, 2009 by amendment to this Form 8-K.

(b) Pro forma financial information.

See paragraph (a) above.

(d) Exhibits.

10.1 Promissory Note by and between SSTI 2526 Richie ST, LLC, SSTI 5970 Centennial CIR, LLC, SSTI 281 Richwood RD, LLC and Garrard Street Enterprises, LLC dated February 12, 2009.

10.2 Promissory Note by and between SSTI 2526 Richie ST, LLC, SSTI 5970 Centennial CIR, LLC, SSTI 281 Richwood RD, LLC and Crescent Springs Storage, L.L.C. dated February 12, 2009.

10.3 Cross Collateralization and Cross Default Agreement by and between SSTI 2526 Richie ST, LLC, SSTI 5970 Centennial CIR, LLC, SSTI 281 Richwood RD, LLC, Garrard Street Enterprises, LLC and Crescent Springs Storage, L.L.C. dated February 12, 2009.

99.1 Press Release Announcing the Acquisition of the Best Self Storage Portfolio.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust, Inc.
Date: February 13, 2009	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer